                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Richard P. Strubel
                                                ------------------
                                                Richard P. Strubel

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Scott M. Gilman, hereby constitutes and appoints Douglas C. Grip, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Scott M. Gilman
                                                ------------------
                                                Scott M. Gilman

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Douglas C. Grip, hereby constitutes and appoints Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Money Market Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Douglas C. Grip
                                                ---------------
                                                Douglas C. Grip

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Ashok N. Bakhru
                                                ---------------
                                                Ashok N. Bakhru

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, David B. Ford, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                David B. Ford
                                                -------------
                                                David B. Ford

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Alan A. Shuch
                                                -------------
                                                Alan A. Shuch

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Jackson W. Smart, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Jackson W. Smart Jr.
                                                --------------------
                                                Jackson W. Smart Jr.

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, William H. Springer, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                William H. Springer
                                                -------------------
                                                William H. Springer

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, John P. McNulty, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                John P. McNulty
                                                ------------------
                                                John P. McNulty

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Mary P. McPherson, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Mary P. McPherson
                                                -----------------
                                                Mary P. McPherson

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Michael J. Richman, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Michael J. Richman
                                                -------------------
                                                Michael J. Richman

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Howard J. Surloff, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richmanand Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Howard B. Surloff
                                                -----------------
                                                Howard B. Surloff

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, John W. Mosior, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman,
Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                John W. Mosior
                                                --------------
                                                John W. Mosior

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Pauline Taylor, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman and Howard B. Surloff,jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Pauline Taylor
                                                --------------
                                                Pauline Taylor

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, Nancy L. Mucker, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, John Perlowski, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                Nancy L. Mucker
                                                ---------------
                                                Nancy L. Mucker

                              GOLDMAN SACHS TRUST
                              (A DELAWARE TRUST)

                               POWER OF ATTORNEY
                               -----------------


KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, John Perlowski, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Howard B. Surloff and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and Confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:   February 13,1997



                                                John Perlowski
                                                --------------
                                                John Perlowski